January 29, 2010


Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza
Washington, DC  20549

        Re:     Northeast Investors Trust
                File No. 2-11318
Gentlemen:
        Enclosed for filing on behalf of Northeast Investors Trust is a filing on Form N-1A comprising Post-Effective Amendment No. 80 to the Trust's Registration Statement under the Securities Act of 1933, as amended, and Amendment No. 33 to the Trust's Registration Statement under the Investment Company Act of 1940, as amended.

        The enclosed Amendment does not contain disclosures which render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended. Accordingly, it is proposed that this filing will become effective on February 1, 2010 pursuant to paragraph (b) of said Rule 485.

Sincerely yours,

Thomas J. Kelly

TJK:nlm
Enclosures

Securities Act of 1933 Registration No. 2-11318

Investment Company Act of 1940 Registration No. 881-576

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. __ []

Post-Effective Amendment No. 80 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 33         [X]

NORTHEAST INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

100 High Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, including Area Code: (617) 523-3588

Bruce H. Monrad
Chairman and President
Northeast Investors Trust
100 High Street
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esq.
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111




It is proposed that the filing will become effective under Rule 485:

[] Immediately upon filing pursuant to paragraph (b), [X] On February 1, 2010 pursuant to paragraph (b), [] 60 days after filing pursuant to paragraph (a)(1), [] On February 1,2010 pursuant to paragraph (a)(1), [ ] 75 days after filing pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE
This Post-Effective Amendment No. 80 to the registration Statement of Northeast Investors Trust is being filed to add the audited financial statements and certain financial information for the fiscal periods ended September 30, 2009 and December 31, 2009

                            NORTHEAST INVESTORS TRUST

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

                                     PART A

Item No. Registration Statement Caption in Prospectus
1.  Front and Back Cover Pages Front and Back Cover Pages
2.  Risk/Return Summary: Investment Objectives/Goals:Summary Section
3.  Risk/Return Summary: Fee Table:Summary Section
4.  Risk/Return Summary: Investment, Risks, and Performance:Summary Section
5.  Management: Summary Section
6.  Purchase and Sale of Fund Shares:Summary Section
7.  Tax Information: Summary Section;Tax Consequences
8.  Financial Intermediary Compensation: Summary Section
9. Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings: Fund Profile; Additional Information
10. Management, Organization and Capital Structure: Fund Management;Expenses
11. Shareholder Information: Shareholder Information
12. Distribution Arrangements: Sales without "Sales Charge"
13. Financial Highlights Information: Financial Highlights


                                     PART B

Item No. Registration Statement Caption in Statement of Additional
Information
14. Cover Page and Table of Contents Cover Page; Table of Contents
15. Fund History The Trust
16. Description of the Fund and its Investments and The Trust; Investment Objectives, Policies and Risks Restrictions
17. Management of the Fund Trustees and Officers; Compensation of Trustees
18. Control Persons and Principal Holders of Trustees and Officers
Securities
19. Investment Advisory and Other Services Trustees and Officers; Compensation of Trustees; Custodian and Independent Accountants
20. Brokerage Allocation and Other Practices Brokerage
21. Capital Stock and Other Securities The Trust; Capital Shares
22. Purchase, Redemption and Pricing of Shares Price and Net Asset Value; Shareholder Plans; Tax-Advantaged Retirement Plans
23. Taxation of the Fund Dividends, Distributions and Federal Taxes
24. Underwriters Not Applicable
25. Calculation of Performance Data Information Historical Performance
Information
26. Financial Statements


                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


NORTHEAST
                                   INVESTORS
                                     TRUST
                             A NO LOAD INCOME FUND
                                   Prospectus
                                February 1, 2010
                        NORTHEAST INVESTORS TRUST ("NTHEX")
                               100 High Street
                          Boston, Massachusetts 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
                         SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS
                                February 1, 2010

This prospectus explains the investment objective, policies, strategies and risks associated with the Trust. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
TABLE OF CONTENTS
SUMMARY SECTION
FUND PROFILE                                                            2
        Objectives                                                      2
        Principal Strategies                                            2
        Principal Risks                                                 3
        Suitability                                                     4
        Performance                                                     5
FEES AND EXPENSES                                                       6
FUND MANAGEMENT                                                         6
EXPENSES                                                                6
SALES WITHOUT "SALES CHARGE"                                            6
SHAREHOLDER INFORMATION                                                 7
        General Information                                             7
        Account Registrations                                           7
        Buying Shares                                                   8
        Selling Shares                                                  9
        Exchanging Shares                                               10
        Dividends and Distributions                                     10
        Tax Consequences                                                11
        Trust Policies                                                  11
FINANCIAL HIGHLIGHTS                                                    12
DESCRIPTION OF S&P CORPORATE BOND RATINGS                               13
APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES                       13
ADDITIONAL INFORMATION                                                  13


                             SUMMARY SECTION

You can find the Trust's prospectus and other information about the Trust, including the Statement of Additional Information and the most recent reports to shareholders online at www.northeastinvestors.com. You can also get this information at no cost by calling 800-225-6704 or by sending an email to website@northeastinvestors.com.


Investment Objective:
Northeast Investors Trust (the Trust) is a no-load high-yield bond fund whose primary objective is the production of income.

Fees and Expenses:
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees  (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases                    None
Maximum Deferred Sales Charge (Load)                                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
Redemption Fee                                                      None

Annual Trust Operating Expenses (Expenses Deducted From Fund Assets)
Trustees' Fees                                                      0.50%
Distribution (12b-1 Fees)                                           None
Other Expenses                                                      0.50%
Including:
        Interest Expense                                            0.09%
        Operating Expense                                           0.41%
Total Annual Trust Operating Expenses                               0.50%

Example
This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                        1 year       3 years       5 years      10 years
                        $102          $318           $552        $1,225


Portfolio Turnover:
The Trust pays transaction costs, such as commissions, when it buys or sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual Trust operating expenses or in the example, affect the Trusts performance. During the most recent fiscal year, the Trusts portfolio turnover rate was 25.68% of the average value of its portfolio.


Primary Investment Strategies:
The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. The Trusts portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as junk bonds).


Principal Risks:
Risk of Lower Rated Debt Securities: Lower rated debt securities may be subject to increased market volatility based on factors such as: the ability of an issuer to make its current interest payments, the potential for principal loss if an issuer declares bankruptcy, and the potential difficulty in disposing of certain securities, and therefore can present an increased risk of investment loss.

Income Risk: The chance that falling interest rates and/or defaults will cause the Trust's income to decline. Shareholders should expect the Trust's quarterly income to fluctuate.

Interest Rate Risk: The chance that the value of bonds tends to fall as interest rates rise.

Longer-term debt securities are more sensitive to interest rate changes than those with shorter maturities.

The following performance related information provides some indication of the risks of investing in the Trust. The bar chart shows how the Trust's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Trust's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Trust shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Trust shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Trust in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

The Trust may experience short-term swings of performance as suggested by the best and worst calendar quarter returns.

Average Annual Total Return for the Periods Ended December 31, 2009
                                                1 Year   5 Years     10 Years
Northeast Investors Trust
Return before taxes                              53.79%   2.06%          3.59%
Return after taxes on distributions              49.61%  -0.74%          0.39%
Return after taxes on distributions and sale of
Trust Shares                                     34.40%   0.08%          1.07%
Merrill Lynch High Yield Master II Index1        57.51%   6.35%          6.51%
1 The Merrill Lynch High Yield Master II Index is an unmanaged market value-weighted index comprised of over 1,800 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.


Annual Total Returns:
The following bar chart shows the change in value of the Trusts shares over the past 10 years. It illustrates how the returns can differ one year to the next.

Calendar Years
 2000    2001    2002    2003    2004    2005    2006    2007    2008     2009
-6.05%   1.33%   3.23%  14.35%   14.38%  2.23%   12.10%  0.17%  -37.27%  53.79%
[Object omitted]

Best quarter: 2nd quarter 2009, up 31.46%
Worst quarter: 4th quarter 2008, down -28.22%

Fund Management:
The Trustees principally responsible for the day-to-day management of the Trusts portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee since 1960 and served as its chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since 1989, and was appointed Chairman in 2000.

Purchasing and Redeeming Shares:
You may purchase or redeem shares of the Trust on any business day by mail (100 High Street, Suite 1000, Boston, MA 02110) or fax (617)742-5666. You may also purchase additional shares for an established account by telephone at 800-225-6704 or online at www.northeastinvestors.com.
Shares may be purchased by scheduled electronic bank transfers, by check, or by wire. All redemption requests must be in writing and must include a medallion signature guarantee if the redemption is in excess of $10,000. You will receive redemption proceeds by check or by scheduled electronic bank transfers. You generally buy and redeem shares at the Trusts next-determined net asset value
(NAV) after the Trust receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading.
The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments.

Tax Information:
The Trusts distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.


Payments to Broker-Dealers or Other Financial Intermediaries:
The Trust does not pay broker-dealers or financial intermediaries for the sale of Trust shares.



FUND PROFILE
Objectives
The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

Principal Strategies
The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. This would include bonds which may be purchased at a discount or premium, preferred stocks, common stocks, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions. High-yield fixed income securities are typically issued with maturities of less than ten years; and the Trust's holdings are generally within this range.

The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds"). The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio. For equity investments the Trustees consider their potential for appreciation based upon growth and value analysis.

From time to time the Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets. Leverage may be increased temporarily up to a maximum of 30% for extraordinary or emergency purposes. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all.

In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopt a temporary defensive policy. When so invested the Trust may not achieve its investment objectives.

Events in the financial markets have resulted in, and may continue to cause, increased volatility. In addition, investments which were traditionally liquid may experience periods of diminished liquidity. Due to the interdependence among markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, governmental and regulatory responses to market events may impair the Trust's ability to pursue certain investment techniques or strategies or may have unexpected consequences on particular markets or issuers.

Principal Risks

Risks of Lower Rated Debt Securities. Lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:

  The creditworthiness of an issuer affecting its ability to make current interest payments on debt;

  Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;

  Liquidity/Marketability of investments; i.e. potential difficulty in disposing of securities under adverse market conditions;

  The prices of lower rated debt securities are sometimes more sensitive to changes in economic conditions.

Lower rated securities are subject to greater sensitivity to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which may cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

You should consider the relative risk of investing in these types of securities, which are generally not meant for short-term investments.

Equity Risk. To the extent the Trust invests in equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer's revenues or profitability can result in loss.

Financial Markets Risk. Movements in financial markets, both domestic and foreign, may adversely affect the price of the Trust's investments, irrespective of the performance of the companies in which the Trust invests. The market as a whole may not favor the types of investments the Trust makes.

Foreign Investing Risk. Foreign markets, particularly emerging markets, can be more volatile than the U.S. markets due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. markets.

Income Risk. There is the chance that falling interest rates and/or defaults will cause the Trust's income to decline. Shareholders should expect the Trust's quarterly income to fluctuate.

Interest Rate Risk. In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates than those with shorter maturities.

Leverage. Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Trust would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay the borrowed $200 with interest. Leverage can, therefore, involve additional risk.

Manager Risk. There is the chance that poor security selection will cause the Trust to underperform other funds with similar investment objectives.

Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

Suitability

The Trust may be appropriate for investors who seek one or more of the following:

  production of income over the long-term;

  a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities.

You should also consider the following:

  an investment in the Trust involves risk and should be part of a balanced investment program;

  the Trust is generally for investors with longer-term investment horizons, and should not be used for short term trading purposes;

  there is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives;

  Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.



FUND MANAGEMENT
The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000. Further information relating to the compensation, share ownership and portfolio management responsibilities of the portfolio managers may be found in the Statement of Additional Information.

From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust, pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

EXPENSES

Trustees' compensation has been computed at the rate of 1/8 of 1% of the net assets (before the deduction of accrued Trustees' compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, subscriptions, transfers and redemptions of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

SALES WITHOUT "SALES CHARGE"
The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee." The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.

SHAREHOLDER INFORMATION
General Information

For account, product and service information, please use the following website, telephone number or address:

  For information over the Internet including on-line access to your account, visit the Trust's website at www.northeastinvestors.com;

  For information over the telephone use 1-800-225-6704;

  For information by mail use
                           Northeast Investors Trust
                                100 High Street
                                Boston, MA 02110

Backup withholding - By law Northeast Investors Trust must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;

  Certify that the taxpayer identification number is correct; and

  Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Trust must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Trust is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Trust. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Trust.

Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the Trust's tax consequences for you.

Account Registrations
Some of the different ways to register your account with the Trust are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.

Individual or Joint Tenant
For your general investment needs

Transfer on Death (TOD)/ Pay on Death (POD)
Beneficiary designation on account (special application required)

Retirement
For tax-advantaged retirement savings
        Traditional Individual Retirement Accounts (IRAs)
        Roth IRAs
        Roth Conversion IRAs
        Rollover IRAs
        Coverdell Education Savings Plan (formerly Educational IRAs) Simplified Employee Pension Plans (SEP-IRAs)

Uniform Gifts or Transfers to a Minor Account (UGMA, UTMA)
To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups.


Buying Shares
Your initial investment must be accompanied by a completed application. The form can be obtained from our website. You may purchase shares of the Trust at the per share net asset value ("NAV") next determined after the Trust or an authorized broker or agent receives your purchase order. There is no sales charge or commission. The
Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the total number of shares outstanding. NAV is determined as of the close of the New York Stock Exchange
(NYSE) on each day when it is open, based upon market quotations for the Trust's portfolio securities which are furnished by independent pricing vendors or by recognized dealers in such securities. When pricing service or reliable market quotations for certain securities are not readily available, such securities are priced at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information about any recent sales, and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available.

Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust.

Short-term or excessive trading into and out of the Trust may harm performance by disrupting portfolio management strategies and by increasing expenses. Excessive trading can increase costs as it may cause the Trust to utilize lines of credit or initiate portfolio transactions during unfavorable periods in markets in which the Trust trades. Excessive trading can also cause the Trust to maintain higher cash balances than it otherwise would, which may lower the Trust's performance in times of rising markets. The costs incurred from short-term traders are borne by all investors. While the Trust cannot assure that it can detect and prevent all excessive and short-term trading, especially as it relates to the activity occurring in omnibus accounts maintained with intermediaries where the Trust does not receive the underlying individual trading activity, the Trust's Board of Trustees has adopted policies and procedures designed to help identify such short-term trading activity, and the Trust has entered into agreements with intermediaries to improve the information it receives concerning omnibus accounts. The Trust reserves the right, but does not have the obligation, to reject any purchase request, including exchanges, that it regards as potentially disruptive to efficient portfolio management. Depending on the availability of transaction information, purchase and sale transactions of Trust shares are monitored daily. In general whenever such monitoring discloses that a shareholder has made two or more purchases and sales of Trust shares within a 90 day period, further reviews are made to determine if the trading activity was excessive and, if so, whether the effect upon the Trust could be harmful. If it is determined that there could be such an effect, the shareholder will be either warned or notified that further purchases, including exchanges, of shares of the Trust will not be accepted. The Trust may reply to inquiries concerning its policies, but does not enter into arrangements with any person to permit frequent purchases and redemptions of Trust shares. The Trust does not consider transactions from automatic purchase or redemption plans in this category.

How to buy shares:

By Check:

Mail your check and a completed account registration form to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to: Northeast Investors Trust, and mail to 100 High Street, Boston, MA, 02110-2301.

By Telephone:

You may make purchases to your already existing account via the telephone.
The trade will be processed on the same day if received prior to the close of the NYSE. A trade confirmation is generated and mailed the following day. Your payment must be received within 14 days of the transaction.

By Exchange Purchase:

You can purchase shares with the proceeds of an exchange from the Northeast Investors Growth Fund. The Trust accepts exchange orders in writing, by fax, or by telephone.

NOTE: If you place an order to purchase shares and your payment is not received within 14 calendar days, your transaction will be canceled and you may be prohibited from placing orders in the future unless such orders are accompanied with payment. You may also be responsible for any losses or fees the Trust may have incurred as a result. Telephone purchases may dilute the future appreciation of the NAV if payment is not made promptly.

Your purchase price:
You buy shares at the Trust's next determined NAV after Northeast Investors Trust receives your purchase request. As long as your request is received before the close of regular trading on the NYSE, generally 4 p.m. ET, you will buy your shares at that day's NAV. This is known as trade date.

When you place an order to buy shares, note the following:
  The minimum initial investment in the Trust for each account is $1,000 ($500 for IRAs). There is no minimum for subsequent investments either by mail, telephone or exchange. The Trust, in its discretion, may waive or lower purchase minimums in certain circumstances (e.g. accounts opened with the proceeds of distributions from existing retirements accounts, accounts utilizing the Automated Investment Plan (AIP) feature, etc.);

  Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;

  The Trust does not accept cash, money orders, starter checks or post dated checks for payment of share purchases;

 There is a $50,000 maximum for telephone purchases for individual investors. Net account payables resulting from telephone purchases outstanding at any one time cannot exceed this limit. This limit may not pertain to institutional accounts;

  No cancellations. The Trust will not cancel any transaction at the request of an investor once it has been processed;

  Future purchases. The Trust reserves the right to stop selling shares at any time, or reject specific purchase requests, including purchases by exchange;

  The Trust may reject initial investments if certain required information is not supplied on the new account application.

  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies withheld.

You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan, regularly scheduled purchases (minimum $50) will be funded from your bank checking or savings account.

No specific election is required on the application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Selling Shares
You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, a check will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the NAV next determined at the close of the NYSE after the redemption request has been received. Redemptions may be suspended or payment dates delayed on days when the NYSE is closed other than weekends or holidays. The Trust generally does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in "good order" if it meets the following requirements:

  The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners. The letter can be mailed or can be faxed to (617) 742-5666 or (617) 523-5412 before the close of the NYSE;

  The request includes any certificates issued representing the shares endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

  For redemptions in excess of $10,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Trust from fraudulent activity. A notary public is not an acceptable guarantor;

  In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

  If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

  Redemption checks will only be made payable to the registered shareholder(s);

  A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

  Telephone redemptions will not be accepted;

  Telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted;

  The Trust reserves the right not to process redemption requests from shareholders who on consecutive days request redemptions of less than $10,000 without a signature guarantee;

  Under applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or canceled and the monies withheld.

The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

If your redemption check remains uncashed for more than one year and you continue to hold shares of the Trust, the check may be cancelled and the proceeds will then be invested in additional shares of the Trust at the next computed NAV.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

Exchanging Shares
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the Trust for shares of Northeast Investors Growth Fund without any charge.

However, you should note the following policies and restrictions governing exchanges:

  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;

  Before exchanging into a fund, read its prospectus;

  Exchanges may have tax consequences for you;

  If shares to be exchanged represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

  Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year;

  Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;

  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number, there may be additional requirements;

  Under applicable anti-money laundering regulations and other federal regulations, exchange orders may be suspended, restricted or canceled and the monies withheld.

The funds may terminate or modify the exchange privileges in the future.

Dividends and Distributions

The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The Trust may also realize net capital gains from its investments, and would distribute these gains (net of any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. The Trust has made no such distribution since 1999.

When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

(1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

(2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Trust;

(3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

Note: For quicker access to your cash distributions the Trust recommends direct deposit for shareholders electing Option 2 or 3.

If you elect to receive your distributions paid by check and your check remains uncashed for a period of more than one year and you continue to hold shares of the Trust, the check may be cancelled and the distributions proceeds will be invested in additional shares of the Trust at the next computed NAV. In such cases, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the Trust could have tax consequences for you. This prospectus provides only general tax information. If you are investing through a tax-advantaged retirement account, such as an IRA, special tax rules may apply. Otherwise you should consider these tax consequences:

Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the Trust's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them. Reinvested distributions add to the cost basis of your investment.

Trust Policies
The Trust will make available the following statements and reports:

        Confirmation of each purchase and sale;*

        Confirmation of dividend/capital gains payments;*

        Financial reports (every six months);*

        Prospectus;*

        Year-end statement.

        * These reports may be transmitted via the internet. Please visit www.northeastinvestors.com for information on how to register for e-Delivery of confirmations and financial statements.

When you sign your account application, you will be asked to certify that your S.S. or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 28% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Trust's financial performance for the past 5 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions).

The information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report on the financial statements and financial highlights for the year ended September 30, 2009 is included in the Statement of Additional Information, which is available upon request and without charge.

Per Share Data^
                                2009            2008                    2007            2006            2005
Year ended September 30,
Net Asset Value:
Beginning of Period             $5.94           $7.68                   $7.60           $7.58           $7.59
Income From Investment Operations:
Net investment income            0.39            0.56                    0.54            0.50            0.51
Net realized and unrealized gain (loss) on
investment                      -0.15#          -1.74                    0.10            0.11            0.02
                                -------         ------                  -----           -----           -----
Total from investment operations
                                 0.24           -1.18                    0.64            0.61            0.53
Less Distributions:
Net investment income           -0.44           -0.56                   -0.56           -0.59           -0.54
                                -------         --------                 -----           -----           -----
Capital Gain
Net Asset Value:
End of Period                   $5.74           $5.94                   $7.68           $7.60           $7.58
                                =======         =======                  =====           =====           =====
Total Return                     6.65%          -16.03%                  8.54%           8.35%           7.11%

Ratios & Supplemental Data

Net assets end of
period (in thousands)           $885,806.7     $703,572.7            $1,268,436.6     $1,370,905.7    $1,347,278.6
Ratio of operating
expenses to average
net assets*                     1.00%           1.00%                   1.06%           1.23%           0.73%
Ratio of interest
expense to average
net assets                      0.09%           0.32%                   0.38%           0.55%           0.10%
Ratio of net investment
income to average
net assets                      8.52%           8.14%                   6.86%           6.60%           6.62%
Portfolio turnover rate         25.68%          34.92%                  45.61%          16.47%          45.10%

*Includes Interest Expense when applicable

^Per Share Data calculated using the Average Share Method

#The amount shown for a share outstanding does not correspond with the aggregate net gain(loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Trust.


DESCRIPTION OF S&P CORPORATE BOND RATINGS

Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

AAA Highest quality. Ability to pay interest and principal very strong.

AA      High quality. Ability to pay interest and principal strong.

A Medium to high quality. Ability to pay interest and principal, but more susceptible to changes in circumstances and the economy.

BBB Medium quality. Adequate ability to pay, but highly susceptible to adverse circumstances.

BB Speculative. Less near-term likelihood of default relative to other speculative issues.

B Current capacity to pay interest and principal, but highly susceptible to changes in circumstances.

CCC Likely to default, where payment of interest and principal is dependent on favorable circumstances.

CC      Debt subordinate to senior debt rated CCC.

C       Debt subordinate to senior debt rated CCC-

D Currently in default, where interest or principal has not been made as promised.

APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES
The table below reflects the composition by quality rating of the fixed income securities held in the investment portfolio of the Trust on a month-end weighted average basis for the year ended December 31, 2009. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.
S&P Rating                                      Fixed Income
Category                                        Composition

Unrated                                         7.1%
A                                               4.4%
BBB                                             3.7%
BB                                             12.0%
B                                              37.5%
CCC                                            17.3%
CC, C, D                                       18.0%

ADDITIONAL INFORMATION
You can find additional information about the Trust in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (The SAI is legally part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's performance during its last fiscal year.

QUARTERLY FUND HOLDINGS. The Trust has adopted policies and procedures relating to disclosure of the Trust's portfolio holdings, a full description of which is available in the SAI. The portfolio holdings are included in the Trust's Annual and Semiannual reports to shareholders. The portfolio holdings for the first and third quarters of the fiscal year are filed with the Securities and Exchange Commission ("SEC") and may be accessed on our website or the SEC's website free of charge.

You may obtain a free copy of the Trust's current Annual/Semiannual report, Quarterly Holdings Report or SAI or make any other shareholder inquiry by writing or calling the Trust at:

                           Northeast Investors Trust
                                100 High Street
                                Boston, MA 02110
                                 (800) 225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Trust's reference number as a registrant under the Investment Company Act of 1940 is 811-576.


                           NORTHEAST INVESTORS TRUST
                               100 High Street
                           Boston, Massachusetts 02110
                                 (800) 225-6704

                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2010

This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2010 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a prospectus.

TABLE OF CONTENTS                                       Page
The Trust                                               B-2
Investment Objectives, Policies, and Restrictions;
General                                                 B-2
Trustees and Officers                                   B-4
Compensation of Trustees                                B-6
Custodian and Independent Registered Public
Accounting Firm                                         B-7
Bank Loans                                              B-8
Brokerage                                               B-8
Price and Net Asset Value                               B-9
Shareholder Plans                                       B-10
Tax-Advantaged Retirement Plans                         B-11
Dividends, Distributions & Federal Taxes                B-12
Capital Shares                                          B-13
Proxy Voting Guidelines                                 B-13
Historical Performance Information                      B-15
Financial Statements                                    B-18







THE TRUST

Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS; GENERAL
         As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years, for which purpose the Trustees consider an issuer resulting from an acquisition or reorganization to be engaged in the same business as any party to the acquisition or reorganization transaction. (4) Purchase real estate or commodities or commodities contracts; however, this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities. (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities, for which purposes the Trustees consider securities which are covered by Rule 144A under the Securities Act of 1933 or offered to a class of security holders of an issuer to be publicly distributed. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles,spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities.
(14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participation or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrantsif at the time of acquisition more than 2% of the Trust's assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust's assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust's total assets and may pledge assets as security for such borrowings.

         For the purposes of the above, issuer refers to a consolidated corporate entity based on its most recent financials. Classes of securities are similarly determined based on most recent financials and thus may, for example, include debt at a subsidiary level. The purchase of securities does not encompass participation in exchange offers in or out of formal reorganization proceedings.

         The above policies preclude only direct loans, not the acquisition of debt instruments in a secondary market, including participation in financings, including but not limited to debtor-in-possession financings, arising out of the acquisition of debt securities and do not preclude the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. While voting rights are passed along with securities on loan, the Trust has the right to terminate any loan for the purpose of voting proxies and will exercise that right if a matter material to its investment is being voted upon.


         The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2009 and 2008 the rates of total portfolio turnover were 25.68% and 34.92% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.


         The Trust has adopted policies and procedures with respect to the disclosure of portfolio securities. The Trust will file a complete portfolio schedule with the SEC on form N-CSR within ten (10) days of the transmission to shareholders of any annual or semiannual report; these are generally transmitted within sixty (60) days after the close of the fiscal period covered by the report. The Trust will also file a complete portfolio schedule with the SEC on form N-Q not later than sixty (60) days after the close of the first and third fiscal quarters. The Trust will not make available any other schedule of portfolio holdings to any person or institution other than in the ordinary course of business, such as to our auditors or custodian. The Trust may make quarterly portfolio holdings available to ranking or ratings agencies, but only after the information has been filed with the SEC or posted on our website. Certain agencies may contract with the Trust to receive the portfolio holdings monthly, but may not make the information available to the public until 60 days after each calendar quarter or until posted on our website.

         The compensation of Bruce H. Monrad and Ernest E. Monrad as portfolio managers for the Trust is set forth in this Statement of Additional Information under the caption "Compensation of Trustees", and information about their share ownership in the Trust is set forth under the caption "Trustees and Officers". Neither of them has portfolio management responsibilities for any other investment company or pooled fund, but Ernest E. Monrad does provide portfolio management services for some accounts of Northeast Investment Management, Inc. As of the end of the Trust's most recent fiscal year, Ernest E. Monrad provided such services to approximately 97 accounts having assets of approximately $60 million. None of such accounts pay a performance based advisory fee. Bruce H. Monrad is not primarily responsible for the day to day portfolio management for any accounts other than the Trust.

TRUSTEES & OFFICERS

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Fred L. Glimp, Peter J. Blampied, Marshall I. Goldman, George
P. Beal, Charles R. Daugherty and the Hon. Maurice H. Richardson.
Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust's Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 100 High Street, Boston, MA 02110-2301.


                                                        Principal Occupation(s)  During the Past Five
Name/Age/Service *                  Position            Years /  and Other Directorships

                                    Affiliated Trustees and Fund Officers

Ernest E. Monrad#                   Trustee             Trustee of Northeast Investors Trust; Trustee of Northeast
Age: 79                                                 Investors Growth Fund until November 2008; Director of
Years of Service: 49                                    New America High Income Fund, Inc.



Bruce H. Monrad#                    Trustee and         Trustee and Chairman of Northeast Investors Trust
Age: 47                             Chairman
Years of Service: 16


Gordon C. Barrett                   Executive Vice      Chief Financial Officer of Northeast Investors Trust; Chief
Age: 53                             President, Chief    Financial Officer of Northeast Investors Growth Fund; Officer of
Years of Service: 22                Financial Officer   Northeast Investment Management, Inc.
                                    and Chief Compliance
                                    Officer

Robert B. Minturn                   Clerk, Vice         Officer of Northeast Investors Trust; Trustee until November 2008
Age: 70                             President, and      and Officer of Northeast Investors Growth Fund; Officer of
Years of Service: 29                Chief Legal         Northeast Investment Management, Inc.
                                    Officer







                                    Independent Trustees

Fred L. Glimp                       Trustee             Special Assistant to President Emeritus and part time volunteer
Age:  83                                                for Harvard University's Alumni Affairs and Development
Years of Service: 29                                    Department


Peter J. Blampied                   Trustee             President of Corcoran Management Co., Inc.; and
Age: 67                                                 Director of Access Capital Strategies, LLC
Years of Service: 9


Marshall I. Goldman                 Trustee             Kathryn Wasserman Davis Professor of Russian Economics
Age: 79                                                 (Emeritus) at Wellesley College; Senior Scholar and former
Years of Service: 5                                     Associate Director of the Davis Center for Russian and
                                                        Eurasian Studies at Harvard University;
                                                        Director of Century Bank & Trust Co.


George P. Beal                      Trustee             Managing Partner, Boston Family Office LLC
Age: 56
Years of Service: 5


Charles R. Daugherty                Trustee             Managing Partner, Stanwich Advisors, LLC
Age: 56
Years of Service: 5


Hon. Maurice H. Richardson          Trustee             Assistant Professor, Law & Psychiarty Program, Department
Age: 81                                                 of Psychiatry, University of Massachusetts Medical School;
Years of Service: 5                                     Director of the Advisors Charitable Gift Fund.


* The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.

# Ernest E. Monrad and Bruce H. Monrad are father and son respectively.


The Trustees have an Audit Committee consisting of Messrs. Glimp, Blampied, Goldman, Beal, Daugherty, and Richardson. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Trust's independent registered public accounting firm. The provision of audit and non-audit services by the Trust's independent registered public accounting firm is subject to prior approval by the Audit Committee. The Committee held four meetings during the last fiscal year.

The Trustees have a Nominating and Governance Committee consisting of Messrs. Glimp, Blampied, Goldman, Beal, Daugherty, and Richardson. The Nominating and Governance Committee considers candidates for Trustee and reviews matters relating to Board governance. The Committee has not established procedures for the nomination of candidates for Trustee by shareholders. The Committee held four meetings during the last fiscal year.



         The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

Name of Trustee                                                       Dollar Range of Equity Securities in the Trust
Trustees Who Are "Interested Persons" of the Trust
Ernest E. Monrad                                                      Over $2,000,000
Bruce H. Monrad                                                       Over $2,000,000

Trustees Who Are Not "Interested Persons" of the Trust

Fred L. Glimp                                                         Over $100,000
Hon. Maurice H. Richardson                                            Over $100,000
Peter J. Blampied                                                     Over $100,000
George P. Beal                                                        Over $100,000
Marshall I. Goldman                                                   None
Charles R. Daugherty                                                  None


The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2009 was 4,110,452 shares (2.66%).

The Trust has adopted a Code of Ethics governing personal securities transactions by persons (access persons) associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires pre-approvals for certain investments and systematic reporting as required by law. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities and Exchange Commission.


COMPENSATION OF TRUSTEES

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued set forth below under "Price and Net Asset Value". The total Trustee fee paid to the Trustees, former Trustees and Vice Presidents for each of the fiscal years ended September 30, 2007, 2008 and 2009 was $6,968,687, $4,305,022, and $3,269,494 respectively.






        The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2009 to the Trustees, Former Trustees and Officers of the Trust from the Trustees' fee or otherwise.

Name and Position                                            Aggregate Compensation Paid

Ernest E. Monrad, Trustee                                    $   797,556
Bruce H. Monrad, Trustee, Chairman and President             $ 1,101,938
William A. Oates, Jr., Vice President~                       $   850,000
Gordon C. Barrett, Executive Vice President and CFO*         $   310,567
Robert B. Minturn, Vice President and Clerk                  $   270,000

Fred L. Glimp, Trustee                                       $    40,000
Peter J. Blampied, Trustee                                   $    40,000
Marshall I. Goldman, Trustee                                 $    40,000
George P. Beal, Trustee                                      $    40,000
Charles R. Daugherty, Trustee                                $    40,000
Hon. Maurice H. Richardson, Trustee                          $    40,000
Hope Daley#                                                  $    10,000


~ Mr. Oates was paid this compensation as retirement benefits.
* Paid directly by the Trust; all other amounts shown are paid from the Trustees' fee.
# Ms. Daley received this amount as a beneficiary of retirement benefits of a deceased former Trustee.



Under the Declaration of Trust, the Trustees are required to furnish the Trust financial and statistical services for the Trust and such office space as the Trust may require. Except as shown above, during the fiscal year ended September 30, 2009, no retirement benefits were paid to any Trustee or former Trustee.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The custodian for the Trust is State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts. The custodian maintains custody of the Trust's assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

The independent registered public accounting firm for the Trust is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts. Ernst & Young LLP audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Forms N-lA and N-SAR and prepares the Trust's federal income and excise tax returns.






BANK LOANS

The following table shows the Trust's borrowing in each of the ten years ended September 30, 2009.


                                                                                                Average
                                                                                                Amount of
                                                                         Average                Debt
                                                     Amount of           Amount of              As a percentage
                                                     Debt                Debt                   Of average net
Year Ended                                           Outstanding         Outstanding*           Assets*
----------                                           -----------         ------------           -------

September 30,

2000                                                  127,443,774         163,418,832            9.80%
2001                                                            0          42,418,565            3.18%
2002                                                            0          19,663,586            2.33%
2003                                                            0                   0            0.00%
2004                                                            0          24,694,200            1.39%
2005                                                  172,739,571          51,200,717            3.00%
2006                                                   82,391,757         144,291,454           10.81%
2007                                                   76,808,942          86,545,421            6.17%
2008                                                   99,381,478          77,864,734            7.95%
2009                                                            0          38,192,516            6.19%
----                                                  -----------         -----------           ------

*Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13)


BROKERAGE

Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain best execution when processing transactions, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker/dealer's services and their value and expected contribution to the performance of the Trust. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). During the fiscal year ended September 30, 2009, the Trust engaged in portfolio transactions involving broker-dealers totaling $267,709,049. Of this amount $263,953 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $10,558. The other $267,445,096 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal years ended September 30, 2007 and 2008 brokerage commissions paid totaled $58,835 and $49,110, respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2009 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

PRICE AND NET ASSET VALUE

It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders are received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust's shares is determined by dividing the market value of the Trust's securities, plus any cash and other assets (including income accrued) less all liabilities by the number of shares outstanding. Fixed income securities for which market quotations are readily available are valued on the basis of valuations furnished by pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Such securities may also be valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities if such valuations are believed to reflect more accurately the fair value of such securities; equity securities for which market quotations are readily available will generally be valued in this manner. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. For a further description of the Trust's fair value pricing methodologies, see the Prospectus. An adjustment will be made to the Trust's price for fractions of a cent to the next highest cent. The Trust makes no payments to third parties for the daily computation of its net asset value.

         As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Trust by brokers. In certain such cases, where the Trust has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the Trust; (ii) the Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the Trust's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "Selling Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.






TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

State Street Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Traditional IRA , Roth IRA and Education Savings Account

         An individual may open his own Individual Retirement Account (IRA), Roth IRA, or Education Savings Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable. An Education Savings Account can be established only for a Designated Beneficiary who is under age 18 as a method of saving for education expenses. Contributions to an Education Savings Account are non-deductible, but income and gains accumulate free of income tax and distributions are not taxable as long as the amount withdrawn is used for qualified educational expenses.





DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Trust's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carryforwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carryforward from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 28% of distributions withheld by the Trust.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

CAPITAL SHARES

The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Trust's assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

PROXY VOTING GUIDELINES

         Written guidelines have been established for proxy voting by the Board of Trustees of the Trust. The purpose of these guidelines is simple: to promote the accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company's business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1) Proposals seeking approval of equity-based compensation, including stock option plans
2)      Proposals relating to changes in corporate control
3)      Proposals that affect shareholder rights, including voting rights
4)      Proposals for the election of directors
5)      Proposals relating to social and corporate responsibility issues
6)      Proposals for the approval of independent auditors

Equity-based Compensation Plans
         In general, the Trust opposes stock-related compensation unless it is a reasonably designed plan that aligns the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals. The Trust will generally vote in favor of proposals for the expensing of stock options.

Corporate Control
         The Trust generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management. We believe the active trading of a company's securities and the potential transfer of corporate control through takeover - hostile or otherwise - must generally be permitted to occur. In the case of shareholder rights plan, often referred to as "poison pills", we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan. We will carefully review proposals to increase capital stock and generally oppose so-called "blank check" preferred stock. We favor non-classified boards of directors.

Shareholder Rights
         The Trust views the exercise of shareholders' rights - including the rights to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalizations.

Election of the board of directors
         The Trust believes the election of directors and an independent board are key to good corporate governance. Directors are expected to be competent, qualified individuals and they should be accountable, responsive to shareholders and should exercise reasonable judgment. The Trust supports an independent board of directors and generally prefers that committees such as audit and nominating committees be comprised of independent members.

Corporate and social policy issues
         The Trust believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Ordinarily the Trust would not vote for such proposals unless supported by management.

Approval of independent registered public accounting firm
         The Trust believes that the relationship between the company and its auditors should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest
         In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Trust, on the one hand, and any affiliated person of the Trust, on the other, the voting of such proxy will be referred to the Trustees of the Trust who are not "interested persons" of the Trust as such term is defined under the Investment Company Act of 1940 (the "independent Trustees"); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

         The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and the Trust's voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the website of the Securities and Exchange Commission (www.sec.gov) or at the website of the Trust (www.northeastinvestors.com).


HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

[OBJECT OMITTED]


Where:

P =      a hypothetical initial payment of $1,000
N =      number of years
ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods and at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Trust may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust's total return for the one, five and ten year periods ended December 31, 2009 are set forth in the Prospectus.

From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2[((a-b)/cd + 1)6 - 1] Where:

a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =      the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust, as well as other publications, may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Trust's performance to performance as reported by other indices and averages or other investments for which reliable performance information is available. The Trust's Annual Report contains additional performance information and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

1.       Schedule of Investments as of September 30, 2009

2.       Statement of Assets and Liabilities as of September 30, 2009

3.       Statement of Operations for the Year Ended September 30, 2009

4. Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2009

5.       Notes to Financial Statements for the year ended September 30, 2009

6.       Report of Ernst & Young LLP, Independent Registered Public
         Accounting Firm.

Schedule of Investments
September 30, 2009
Corporate Bonds, Notes & Preferred
Securities - 84.57%
Name of Issuer                                                          Principal               Value
                                                                                                (Note B)
Advertising - 0.37%
Interpublic Group Co. Senior Unsecured Notes, Series 144A,
10%, 7/15/17(a)                                                         $ 3,000,000             $ 3,240,000

Automobile & Truck - 1.16%
Delphi Corp. Senior Unsecured Notes, 6.55%, 6/15/06(b)(c)                36,950,000                 277,125
United Rentals NA, Inc. Senior Notes, 6.5%, 2/15/12                      10,000,000              10,025,000
                                                                                                 ----------
                                                                                                 10,302,125

Broadcast Cable TV - 3.73%
Charter Comm. Opt. LLC Senior Secured Notes, Series 144A,
10%, 4/30/12(a)                                                          32,500,000              33,068,750

Building & Construction - 1.64%
Associated Materials, Inc. Notes, 9.75%, 4/15/12                         14,750,000              14,491,875

Building Products  - 0.59%
Builders Firstsource, Inc. Senior Secured Notes,
FRN 4.69%, 2/15/12                                                        6,000,000               5,190,000

Chemicals - 5.02%
Polyone Corp. Senior Unsecured Notes, 8.875%, 5/01/12                    25,000,000              25,250,000
Reichhold Industries, Inc. Senior Notes, Series 144A, 9%,
8/15/14(a)                                                                7,315,000               6,071,450
Sterling Chemical, Inc. Senior Secured Notes, 10.25%,
4/01/15                                                                  13,740,000              13,104,525
                                                                                                 ----------
                                                                                                 44,425,975

Drug Stores - 1.72%
Rite Aid Corp. Senior Secured Notes, Series 144A, 9.75%,
6/12/16(a)                                                                3,000,000               3,240,000
Rite Aid Corp. Senior Secured Notes, 10.375%, 7/15/16                     2,000,000               1,975,000
Rite Aid Corp. Senior Secured Notes, 7.5%, 3/01/17                       11,398,000              10,030,240
                                                                                                 ----------
                                                                                                 15,245,240

Electrical Equipment - 0.73%
Coleman Cable, Inc. Notes, 9.875%, 10/01/12                               7,000,000               6,475,000

Electrical Utility - 4.26%
Mirant Americas Genr, Inc. Senior Unsecured Notes, 8.3%,
5/01/11                                                                  24,625,000              25,055,938
PSEG Power LLC Notes, Series 144A, 5.32%, 9/15/16(a)                     12,375,000              12,686,961
                                                                                                 ----------
                                                                                                 37,742,899

Energy/Natural Resources - 15.58%
Clayton Williams Energy Notes, 7.75%, 8/01/13                           $19,847,000            $ 17,068,420
Comstock Resources, Inc. Senior Notes, 6.875%, 3/01/12                   10,300,000              10,222,750
Forest Oil Corp. Unsecured Notes, 8%, 12/15/11                            9,890,000              10,038,350
Forest Oil Corp. Senior Unsecured Notes, 7.75%, 5/01/14                  13,919,000              13,640,620
Gulfmark Offshore, Inc. Notes, 7.75%, 7/15/14                            14,246,000              13,961,080
Key Energy Services, Inc. Notes, 8.375%, 12/01/14                         4,340,000               4,123,000
Parker Drilling Co. Notes, 9.625%, 10/01/13                               1,623,000               1,608,799
Stone Energy Corp. Senior Sub. Notes, 8.25%, 12/15/11                    18,296,000              17,198,240
Stone Energy Corp. Senior Sub. Notes, 6.75%, 12/15/14                    18,087,000              13,746,120
Swift Energy Co. Senior Unsecured Notes, 7.625%, 7/15/11                  1,000,000                 995,000
Swift Energy Co. Notes, 7.125%, 6/01/17                                  19,800,000              17,226,000
W & T Offshore, Inc. Notes, Series 144A, 8.25%, 6/15/14(a)               20,000,000              18,200,000
                                                                                                -----------
                                                                                                138,028,379

Entertainment - 5.20%
AMC Entertainment, Inc. Senior Sub. Notes, 8%, 3/01/14                   26,780,000              25,842,700
AMC Entertainment, Inc. Notes, 11%, 2/01/16                              10,000,000              10,650,000
Cinemark USA, Inc. Notes, Series 144A, 8.625%, 6/15/19(a)                 2,000,000               2,067,500
Wallace Theater Corp. Senior Secured Units, Series 144A, FRN
12.5%, 6/15/13(a)                                                             7,500               7,500,000
                                                                                                 ----------
                                                                                                 46,060,200

Financial Services - 6.73%
Bank of America Corp. Junior Sub. PFD, 8%, 12/29/49(d)                   30,000,000              26,673,000
Bank of America Corp. Junior Sub. PFD, 8.125%, 12/29/49(d)                3,000,000               2,667,120
Finova Group, Inc. Notes, 7.5%, 11/15/09(b)                               4,360,745                 392,467
Wells Fargo & Co. Junior Sub. PFD, 7.98%, 3/29/49(d)                     32,818,000              29,864,380
                                                                                                 ----------
                                                                                                 59,596,967

Food Processing - 4.36%
B&G Foods, Inc. Notes, 8%, 10/01/11                                       1,000,000               1,012,500
Chiquita Brands Intl. Senior Notes, 7.5%, 11/01/14                       14,150,000              14,079,250
Chiquita Brands Intl. Senior Unsub. Notes, 8.875%, 12/01/15              22,500,000              23,175,000
Mrs. Fields Brands Senior Secured PIK Notes, 10%,
10/24/14(e)                                                                 982,253                 363,434
                                                                                                 ----------
                                                                                                 38,630,184

Gaming - 4.48%
Las Vegas Sands Corp. Senior Secured Notes, 6.375%,
2/15/15                                                                 $ 5,000,000             $ 4,475,000
MGM Mirage, Inc. Senior Unsecured Notes, 8.5%, 9/15/10                   17,030,000              16,902,275
Mandalay Resort Group Senior Sub. Notes, 9.375%, 2/15/10                 10,000,000               9,950,000
Trump Entertainment Resorts, Inc. Senior Secured Notes,
8.5%, 6/01/15(b)                                                         69,914,327               8,389,719
Wimar Opco LLC / Fin. Corp. Senior Sub. Notes, 9.625%,
12/15/14(b)                                                               3,535,000                   2,209
                                                                                                 ----------
                                                                                                 39,719,203

Home Furnishings  - 0.85%
Norcraft Cos LP Notes, 9%, 11/01/11                                       7,500,000               7,500,000

Machine/Tools  - 1.30%
Thermadyne Holdings Corp. Notes, 10.5%, 2/01/14                          13,513,000              11,553,615

Marketing/Sales - 1.01%
Harry and David Operations Notes, 9%, 3/01/13                            13,000,000               8,970,000

Metals & Mining - 0.13%
Kaiser Aluminum & Chemical Corp. Notes, 12.75%,
2/01/03(b)(c)(e)                                                         46,230,000               1,160,373

Packaging & Container - 13.79%
Ball Corp. Unsecured Notes, 6.875%, 12/15/12                              1,000,000               1,007,500
Constar International Notes, FRN 3.815%, 2/15/12                         20,750,000              17,430,000
Jefferson Smurfit Corp. Notes, 8.25%, 10/01/12(b)                        15,250,000              10,865,625
Jefferson Smurfit Corp. Senior Unsecured Notes, 7.5%,
6/01/13(b)                                                               15,405,000              10,918,294
Owens-Brockway Glass Senior Secured Notes, 8.25%,
5/15/13                                                                   5,500,000               5,623,750
Owens-Brockway Glass Notes, 6.75%, 12/01/14                               5,750,000               5,692,500
Pliant Corp. Senior Secured PIK Notes, 11.625%,
6/15/09(b)(c)                                                            34,981,909              30,128,169
Pliant Corp. Senior Secured Notes, 11.125%, 9/01/09(b)(c)                25,000,000               2,593,750
Smurfit-Stone Container Senior Unsecured Notes, 8%,
3/15/17(b)                                                                8,780,000               6,233,800
Stone Container Senior Notes, 8.375%, 7/01/12(b)                          8,000,000               5,710,000
Stone Container Notes, 7.375%, 7/15/14(b)                                 5,000,000               4,100,000
Tekni-Plex, Inc. Senior Secured Notes, 10.875%, 8/15/12                   2,000,000               1,780,000
Tekni-Plex, Inc. Senior Secured Notes, 8.75%, 11/15/13                   27,500,000              20,075,000
                                                                                                -----------
                                                                                                122,158,388


Paper/Forest Products - 2.35%
American Tissue, Inc. Senior Secured Notes, Series B, 12.5%,
7/15/06(b)(c)(e)                                                        $14,061,292                $ 98,429
Georgia-Pacific LLC Senior Unsecured Notes, 8.125%,
5/15/11                                                                  20,000,000              20,750,000
                                                                                                 ----------
                                                                                                 20,848,429

Publishing  - 1.33%
Houghton Mifflin Co. Unsecured Notes, 7.2%, 3/15/11                      13,000,000              11,813,750

Recreation/Leisure - 2.15%
Six Flags Operations, Inc. Notes, Series 144A, 12.25%,
7/15/16(a)(b)                                                            21,000,000              19,005,000

Retail Food Chains - 0.17%
Denny's Corp. Holding, Inc. Notes, 10%, 10/01/12                            455,000                 459,550
Planet Hollywood Secured PIK Notes, 9%, 3/30/10(e)                        1,643,148               1,068,046
                                                                                                  ---------
                                                                                                  1,527,596

Telecom Equipment  - 4.07%
Qwest Corp. Senior Unsecured Notes, 7.875%, 9/01/11                      12,000,000              12,375,000
Qwest Corp. Senior Unsecured Notes, 8.875%, 3/15/12                      22,500,000              23,681,250
                                                                                                 ----------
                                                                                                 36,056,250

Tires & Rubber - 1.85%
Goodyear Tire & Rubber Co., FRN 5.01%, 12/01/09                          16,360,000              16,339,550
                                                                                                 ----------

Total Corporate Bonds, Notes, & Preferred Securities
(cost - $969,313,787)                                                                          $749,149,748
                                                                                               ------------

Convertible Bonds                                                                               Value
Name of issuer                                                          Principal               (Note B)
Convertible Bonds - 0.42%
Eastman Kodak Co., 3.375%, 10/15/33                                     $ 3,765,000             $ 3,755,889
Eurotunnel Group Tier 3, 3%, 7/28/10 GBP                                         74                  12,387
                                                                                                -----------
Total Convertible Bonds - (cost - $3,787,038)                                                   $ 3,768,276

Foreign Bonds                                                                                   Value
Name of issuer                                                          Principal               (Note B)
Foreign Bonds - 0.26%
Republic of Argentina GDP Linked Security, FRN, 12/15/35                $34,386,574             $ 2,286,707
                                                                                                -----------
Total Foreign Bonds - (cost - $1,423,421)                                                       $ 2,286,707

Stocks                                                                  Number of               Value
Name of issuer                                                          Shares                  (Note B)
Common Stock - 11.30%
Amtrol, Inc. (e) (f)                                                        640,565             $ 2,748,024
Citigroup, Inc. (f)                                                      13,153,846              63,664,615
Core-Mark Holding Co., Inc. (f)                                             241,361               6,910,165
Dura Automotive Systems, Inc. (e) (f)                                       638,586                 319,293
Groupe Eurotunnel SA (f)                                                      5,424                  55,488
International Airline Support Group (f)                                     219,540                   2,634
Kronos Worldwide, Inc.                                                      270,700               2,790,917
MAXXAM, Inc. (f)                                                            200,000               2,033,000
NL Industries                                                               510,200               3,418,340
Ormet Corp. (f)                                                             372,638                 465,798
The Penn Traffic Co. (f)                                                    164,352                 410,880
Polymer Group, Inc., Class A (f)                                            843,103               9,611,374
Prandium (f)                                                                869,935                   1,566
Romacorp, Inc. (e) (f) (g)                                                   82,220               2,326,826
Safelite Realty Corp. (e) (g)                                                 7,403                  20,358
Sterling Chemical, Inc. (f)                                                 250,827               2,382,857
Viskase Cos., Inc. (f) (g)                                                2,096,128               2,620,160
Zemex Minerals Group, Inc. (e) (g)                                            2,102                 279,377
                                                                                               ------------
Total Common Stocks - (cost - $235,836,516)                                                    $100,061,672

Warrants                                                                Number of               Value
Name of Issuer                                                          Shares or               (Note B)
                                                                        Units
Warrants - 0.05%
Core-Mark Holding Co., Inc. Warrants (e) (f)                                 48,142               $ 428,464
                                                                                                  ---------
Total Warrants - (cost - $563,372)                                                                $ 428,464

Repurchase Agreement - 1.97%
State Street Bank & Trust Co.
Repurchase Agreement, 0.01% due 10/01/09 (h)                                                     17,424,653
                                                                                                 ----------
Total Repurchase Agreement - (cost - $17,424,653)                                              $ 17,424,653
                                                                                               ------------
Total Investments - 98.57% (cost - $1,228,348,787)                                              873,119,520
                                                                                               ------------
Net Other Assets and Liabilities - 1.43%                                                         12,687,203
                                                                                               ------------
Net Assets - 100%                                                                              $885,806,723
                                                                                               ============
(a) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $105,079,661 or 11.86% of net assets.
(b) Non-income producing security due to default or bankruptcy filing.
(c) Security is in principal default. As of date of this report, the bond holders are in discussion with the issuer to negotiate repayment terms of principal.
(d) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(e) Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.
(f) Non-income producing security.
(g) All or a portion of security is restricted. The aggregate market value of restricted securities as of September 30, 2009 is $5,246,721, which represents
0.59% of total net assets. Additional information on each holding is as follows:
Security Acquisition Date Acquisition Cost
Romacorp, Inc. 11/15/06                 $4,118,756
Safelite Realty Corp. 09/29/00           $ 965,195
Viskase Cos., Inc. 04/03/03 - 03/21/07  $1,051,606
Zemex Minerals Group, Inc. 04/10/08      $ 386,221
(h) Acquired on September 30, 2009. Collateralized by $17,951,674 of Fannie
Mae 4% securities due through 9/25/2039. The maturity value is $17,424,658.

PIK Payment in Kind
GBP Principal denoted in British Pounds Sterling
FRN Floating Rate Note
PFD Preferred Security


Statement of Assets
and Liabilities
September 30, 2009
Assets
Investments - at market value (cost $1,228,348,787)                    $873,119,520
Receivable for interest                                                  14,363,621
Receivable for shares sold                                                  595,376
Misc. receivable                                                          1,268,115
                                                                       ------------
Total Assets                                                            889,346,632
Liabilities
Payable for investments purchased                                         1,521,469
Payable for trustee fees                                                  1,108,271
Payable for shares repurchased                                              731,487
Accrued expenses                                                            178,682
                                                                        -----------
Total Liabilities                                                         3,539,909
Net Assets                                                             $885,806,723
                                                                       ============
Net Assets Consist of:
Capital, at a $1.00 par value                                          $154,496,180
Paid in surplus                                                       1,500,235,056
Distribution in excess of net investment income                          (1,631,010)
Accumulated net realized loss on investments                           (412,064,236)
Net unrealized depreciation of investments                             (355,229,267)
                                                                      -------------
Net Assets                                                             $885,806,723
                                                                      =============
Net Asset Value, offering price and redemption price per share
($885,806,723/154,496,180 shares)                                             $5.74
                                                                              =====
The accompanying notes are an integral part of the financial statements.

Statement of Operations
Year Ended September 30, 2009
Investment Income
Interest                                                                $57,995,299
Dividends                                                                   483,940
Other Income                                                                257,138
                                                                        -----------
Total Income                                                             58,736,377

Expenses
Trustee fees                                                             $3,269,494
Administrative expenses and salaries                                      1,328,150
Interest expense                                                            546,902
Legal fees                                                                  206,681
Auditing fees                                                               179,520
Printing, postage and stationery fees                                       170,151
Computer and related expenses                                               106,222
Commitment fees                                                             103,855
Insurance                                                                    87,737
Registration and filing fees                                                 48,576
Telephone                                                                    19,800
Custodian fees                                                               10,941
Other expenses                                                               60,581
                                                                          ---------
Total Expenses                                                            6,138,610
                                                                         ----------
Net Investment Income                                                    52,597,767
                                                                         ----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions                   (34,728,735)
Change in unrealized appreciation (depreciation) of investments          67,706,149
                                                                        -----------
Net Increase (Decrease) in Net Assets Resulting from Operations         $85,575,181
                                                                        ===========
The accompanying notes are part of the financial statements.

Statements of Changes
in Net Assets
                                                        Year Ended                      Year Ended
                                                        September 30,                   September 30,
                                                        2009                            2008
Increase (Decrease) in Net Assets
From Operations:
Net investment income                                   $52,597,767                     $79,746,523
Net realized gain (loss) from investment transactions   (34,728,735)                    (97,921,162)
Change in unrealized appreciation (depreciation) of investments
                                                         67,706,149                    (134,610,162)
                                                        ------------                   -------------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                               85,575,181                    (152,784,801)
                                                        ------------                   -------------
Distributions to Shareholders from Net
Investment Income                                       (57,622,128)                    (77,354,652)
From Net Trust Share Transactions                       154,280,999                    (334,724,430)
                                                        ------------                   -------------
Total Increase (Decrease) in Net Assets                 182,234,052                    (564,863,883)
                                                        ------------                   -------------
Net Assets:
Beginning of Period                                     703,572,671                    1,268,436,554
                                                        ------------                    ------------
End of Period                                          $885,806,723                     $703,572,671
                                                       =============                   ==============
Distribution in Excess of Net Investment
Income/Undistributed Net Investment Income              ($1,631,010)                      $2,436,276
The accompanying notes are an integral part of the financial statements.


Notes to Financial Statements for the
year ended September 30, 2009
Note A - Organization
Northeast Investors Trust (the "Trust"), a diversified open-end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.

Note B - Significant Accounting Policies
Valuation of Investments: Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities may also be valued on the basis of valuations furnished by independent pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Such services may use various pricing techniques which take into account both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company's financial statements, quotations or evaluated prices from broker-dealers, information obtained by the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. When fair valuation is used, the value of an investment used to determine the Trust's net asset value may differ from published or quoted prices for the same investment. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities fair valued on September 30, 2009 was $8,812,624, which represents 0.99% of net assets.

Federal Income Taxes: It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2009 and has determined that no provision for income tax is required in the Trust's financial statements. The Trust's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on in vestment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust's distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount, is accrued as earned. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk: Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Note C - Trustees' Compensation
Trustees' compensation has been computed at the rate of 1.8 of 1% of the net assets (before deduction of accrued Trustees' compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. The aggregate compensation paid to the Independent Trustees during the year ended September 30, 2009 was $250,000.

Other Expenses: All non-asset based fees and expenses are accrued based on methodologies approved by the Board of Trustees.

Administrative Expenses & Salaries: Northeast Investors Trust incurs salary and administrative expenses for personnel performing bookkeeping related functions as well as, in acting as its own transfer agent, functions relating to the maintenance of its shareholder accounts, subscriptions, transfers and redemption of shares and mailings to shareholders.

Note D - Shares of Beneficial Interest
At September 30, 2009, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

                                                                Year Ended                           Year Ended
                                                                September 30, 2009                   September 30, 2008
                                                        Shares          Amount                  Shares          Amount
                                                    ------------------------------------------------------------------------
Shares Sold                                          148,111,852     $655,773,484             75,217,939     $530,168,149
Shares issued to shareholders in
reinvestment of distributions from net
investment income                                      9,759,471       42,760,456              8,643,665       59,704,118
                                                     -----------      -----------            -----------      -----------
                                                     157,871,323      698,533,940             83,861,604      589,872,267
Shares repurchased                                  (121,827,903)    (544,252,941)          (130,700,198)    (924,596,697)
                                                    ------------     ------------            -----------      ------------
Net Increase (Decrease)                               36,043,420     $154,280,999            (46,838,594)   $(334,724,430)

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2009 was 4,110,452 shares (2.66%).

Note E - Purchases and Sales of Investments
The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $192,785,214 and $165,037,060 respectively, for the year ended September 30, 2009.

Note F - Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 2009 the Trust has unused lines of credit amounting to $200,000,000. The lines of credit may be terminated at the bank's option at their annual renewal dates.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2009:

Average amount outstanding (total of daily outstanding
principal balances divided by the number of days with
debt outstanding during the period)                             83,889,735
Weighted average interest rate                                        1.42%

Note G - Repurchase Agreement
On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Note H - Additional Tax Information
The amount of distributions paid during the years ended September 30, 2008 and 2009 was $77,354,652 and $57,622,128, respectively, and were classified as ordinary income.

As of September 30, 2009 the components of accumulated earnings (losses) on a tax basis were as follows:
Undistributed ordinary income                                   1,829,258
Capital Loss Carryforward:
2010                                                             (511,359)
2011                                                          (89,590,632)
2012                                                          (34,826,775)
2013                                                           (7,636,627)
2014                                                          (56,723,408)
2015                                                          (53,488,548)
2016                                                          (35,052,024)
2017                                                         (100,070,501)
                                                             -------------
Total capital loss carryforward                              (377,899,874)
Timing Differences                                            (21,069,093)
Unrealized gains (losses) -  net                             (371,784,804)
Total distributable earnings (losses) - net                  (768,924,513)

At September 30, 2009 the Trust's Post October loss deferral was ($15,877,835)

At September 30, 2009 the Trust's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:
Tax cost                                                    1,244,904,324
Gross unrealized gain                                          42,228,829
Gross unrealized loss                                        (414,013,633)
                                                            --------------
Net unrealized security gain (loss)                          (371,784,804)
                                                            ==============

Note - I Fair Value Measurements
Accounting Standards Codification ASC 820, "Fair Value Measurements and Disclosures" (ASC 820) established a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The various inputs that may be used to determine the value of the Trust's investments are summarized in the following fair value hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical securities. Level 2 - Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Trust's own assumptions used to determine the fair value of investments).


The following table summarized the Trust's investment as of September 30, 2009, based on the inputs used to value them.

                                        Level 1         Level 2         Level 3         Total
Corporate Bonds                            -         $746,459,466     $2,690,282     $749,149,748
Common Stock                          $94,367,794           -         $5,693,878     $100,061,672
Foreign Bonds                              -          $ 2,286,707          -          $ 2,286,707
Warrant                                    -                -          $ 428,464        $ 428,464
Convertible Bonds                        $ 12,387     $ 3,755,889          -          $ 3,768,276
Repurchase Agreement                       -         $ 17,424,653          -         $ 17,424,653
                                      -----------    ------------      ---------    -------------
                                      $94,380,181    $769,926,715     $8,812,624     $873,119,520

At September 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:
                                                                Investments
                                                                in Securities
Balance as of September 30, 2008                                $ 16,901,187
                                                                ------------
Total realized gain (loss)                                       (14,040,220)
Change in unrealized appreciation (depreciation)                   5,606,892
Net purchases (sales)                                                (18,669)
Net transfers in (out) of Level 3                                    363,434
                                                                ------------
Balance as of September 30, 2009                                 $ 8,812,624
                                                                ============
Change in unrealized gain/(loss) for securities still held at
September 30, 2009                                                (6,958,806)

Note - J Subsequent Events
In accordance with the provisions set forth in Accounting Standards Codification ASC 855 "Subsequent Events", adopted by the Trust as of
September 30, 2009, events and transactions from October 1, 2009 through November 23, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Trust's financial statements through this date.

Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders of Northeast Investors Trust:
We have audited the accompanying statement of assets and liabilities of Northeast Investors Trust (the "Trust"), including the schedule of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 23, 2009


PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a) The financial statements and related information are included in the Statement of Additional Information and are listed under the caption "Financial Statements". In addition the Consent of Independent Registered Public Accounting Firm is included in Part C.


          (b) The following Exhibits are filed herewith.

          (1)       Exhibit  1--             Restated Agreement and Declaration
                                             of Trust as amended through
                                             June 27, 2005 (filed with
                                             Post-Effective Amendment No. 75 and
                                             incorporated by reference herein)
          (2)       Not Applicable

          (3)       Not Applicable

          (4)       Exhibit  4--             Form of Certificate representing
                                             shares of beneficial interest
                                             (filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

          (5)       Not Applicable

          (6)       Not Applicable

          (7)       Not Applicable

          (8)       Exhibit 8 --             Custodian Agreement(filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

          (9)       Not Applicable

          (10)      Not Applicable

          (11)      Not Applicable

          (12)      Not Applicable

          (13)      Not Applicable

          (14)      Exhibit 14               IRA Custodial Account Agreement
                                             (filed with Post-Effective
                                             Amendment No. 72 and incorporated
                                             by reference herein)

          (15)      Not Applicable

          (16)      Exhibit 16               Code of Ethics(filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable

Item 26. Number of Holders of Securities

         The number of record holders of each class of securities of the Registrant as of September 30, 2009 is as follows:

               (1)                                (2)
          Title of Class                     Number of Record Holders

     Shares of Beneficial Interest              16,716

Item 27.  Indemnification

          Registrant's Declaration of Trust contains the following provisions:

          "Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgments or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the existence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropriate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law."

     The Registrant has been advised that in the opinion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an officer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropriate jurisdiction the questionof whether or not such indemnification by it is against public policy asexpressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Not Applicable

Item 29. Principal Underwriters

         Not Applicable

Item 30. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 150 Federal Street, Boston, Massachusetts.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.



Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus, and "Custodian and Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information for Northeast Investors Trust in Post-Effective Amendment Number 80 to the Registration Statement (Form N-1A, No. 2-11318) of Northeast Investors Trust, and to the inclusion of our report dated November 23, 2009 on the financial statements and financial highlights of Northeast Investors Trust included in the Annual Report to Shareholders for the fiscal year ended September 30, 2009.


                                                /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 26, 2010




SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 29th day of January, 2010. Registrant represents that this amendment meets the requirements for Northeast Investors Trust

                                                By s/Bruce H. Monrad
                                                Bruce Monrad, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                       Title                            Date
s/Bruce H. Monrad               Chairman, President           January 29, 2010
Bruce H. Monrad                 and person performing
                                function of principal
                                executive officer

s/Ernest E. Monrad              Trustee                       January 29, 2010
Ernest E. Monrad

s/Gordon C. Barrett             Executive Vice President,     January 29, 2010
Gordon C. Barrett               Treasurer and person
                                performing functions of
                                principal financial and
                                accounting officer

s/Peter J. Blampied             Trustee                       January 29, 2010
Peter J. Blampied

s/Fred L. Glimp                 Trustee                       January 29, 2010
Fred L. Glimp

s/Marshall I. Goldman           Trustee                       January 29, 2010
Marshall I. Goldman

s/George P. Beal                Trustee                       January 29, 2010
George P. Beal

s/Charles R. Daugherty          Trustee                       January 29, 2010
Charles R. Daugherty

s/Hon. Maurice H. Richardson    Trustee                       January 29, 2010
Hon. Maurice H. Richardson
--------------------------------------------------------------------------------